UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 29, 2006
Carmike Cinemas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127

(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

1301 First Avenue, Columbus, Georgia	31901

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 576-3400
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Carmike Cinemas, Inc. (NASDAQ:CKEC) presented at the Banc of America Securities 2006 Media, Telecommunications and Entertainment Conference in New York City on March 29, 2006.
     Richard Hare, our Chief Financial Officer-elect and Tony Rhead, our Senior Vice President, Entertainment & Digital, reviewed Carmike’s strategies.
     The presentation can be accessed through the investor relations section of the Company’s website at http://www.carmikeinvestors.com. The archived presentation will be available through April 14, 2006.
     The slides that were presented at the conference are attached as Exhibit 99.1.
     Mr. Rhead discussed Carmike’s previously announced plans to convert its theatres to digital cinema, reviewing theater locations where digital has been implemented and where it is currently being implemented. Carmike plans to have 596 screens in 106 locations converted to digital by the end of the summer. The Company noted that the 1% increase in the industry box office for the first quarter of 2006 (compared to the first quarter of 2005) was not surprising, and that Carmike has “really high expectations for the second quarter,” indicating that there are many strong upcoming films, and that the Company should have a good April. The Company also indicated that the first part of the summer through July 4 looks very strong. For the second quarter, the Company indicated that industry box office could be up 2%. The Company noted that conversion to digital would hopefully generate additional revenue but would not be expected to result in major savings, although it would reduce labor and shipping costs to some extent over time.
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. Examples of forward-looking statements in this Current Report on Form 8-K include our expectations with regard to the benefits of converting our theaters to the digital format and statements about our performance during the summer and for the second quarter. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include:
•	the availability of suitable motion pictures for exhibition in our markets;

•	competition in our markets;

•	competition with other forms of entertainment;

•	the effect of our leverage on our financial condition; and

•	other factors, including the risk factors previously disclosed in our Annual Report on Form 10-K Amendment No. 2, for the year ended December 31, 2004 under the caption “Risk Factors.”
     We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
            Exhibit 99.1     Slides presented at conference on March 29, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.
Date: March 30, 2006	By:	/s/ Lee Champion
Lee Champion
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slides presented at conference on March 29, 2006.